UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2018

TREMONT MORTGAGE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-38199	82-1719041
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8317

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the term “the Company” refers to Tremont Mortgage Trust.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of shareholders held on April 25, 2018, the Company’s shareholders voted on the election of David M. Blackman as the Managing Trustee in Class I of the Board of Trustees for a three year term of office continuing until the Company’s 2021 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Blackman received the following votes:

For	Withhold	Broker Non-Votes
1,180,469	7,066	1,064,043

The Company’s shareholders also voted on the election of Jeffrey P. Somers as the Independent Trustee in Class I of the Board of Trustees for a three year term of office continuing until the Company’s 2021 annual meeting of shareholders and until his successor is duly elected and qualifies. Mr. Somers received the following votes:

For	Withhold	Broker Non-Votes
1,175,169	12,366	1,064,043

The Company’s shareholders also ratified the appointment of Ernst & Young LLP as the Company’s independent auditors to serve for the 2018 fiscal year. This proposal received the following votes:

For	Against	Abstain	Broker Non-Votes
2,216,917	18,736	15,925	—

The results reported above are final voting results.

Item 8.01.  Other Events.

On April 25, 2018, the Company updated its Trustee compensation arrangements. A summary of the Company’s currently effective Trustee compensation arrangements is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Consistent with the Company’s Trustee compensation arrangements, on April 25, 2018, the Company awarded each of the Company’s Trustees 3,000 common shares of beneficial interest, $0.01 par value, of the Company (the “Common Shares”) valued at $12.60 per share, the closing price of the Common Shares on The Nasdaq Stock Market LLC on that date.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

10.1	Summary of Trustee Compensation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREMONT MORTGAGE TRUST

By:	/s/ G. Douglas Lanois
Name:	G. Douglas Lanois
Title:	Chief Financial Officer and Treasurer

Date: April 26, 2018